UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement.

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

COLUMBIA SELIGMAN PREMIUM

TECHNOLOGY GROWTH FUND, INC.

(Name of Registrant as Specified in its Charter)

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Columbia Seligman Premium Technology Growth Fund, Inc.
Notice of Annual Meeting
of Stockholders
and
Proxy Statement
June 24, 2025
9:30 a.m.
The Marquette Hotel
710 S. Marquette Avenue
Minneapolis, MN 55402

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

Columbia Seligman Premium Technology Growth Fund, Inc.
290 Congress Street
Boston, Massachusetts 02210
Toll-Free Telephone (866) 666-1532
Notice of Annual Meeting of Stockholders to be held on June 24, 2025
To the Stockholders:
The 15th Annual Meeting of Stockholders (the Meeting) of Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the Fund), will be held at the Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, on June 24, 2025, at 9:30 a.m., local time, for the following purposes:
(1) To elect four Directors, each to hold office until the 2028 Annual Meeting of Stockholders, and all until their successors are elected and qualify;
(2) To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent registered public accounting firm; and
(3) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;
all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Fund’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.
The close of business on April 29, 2025 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are entitled to participate in the Meeting only if you were a stockholder of the Fund as of the close of business on April 29, 2025, or if you hold a valid proxy for the Meeting.
Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Fund’s proxy solicitor.
If you have any questions or need additional information, please contact Georgeson LLC, the Fund’s proxy solicitor, at 51 West 52nd Street, 6th Floor, New York, NY 10019, or by telephone at 1-833-363-5544.

By order of the Board of Directors,

Ryan C. Larrenaga
Secretary
Dated: Boston, MA, May 5, 2025
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.
You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card.

May 5, 2025
Columbia Seligman Premium Technology Growth Fund, Inc.
290 Congress Street
Boston, Massachusetts 02210

PROXY STATEMENT
Annual Meeting of Stockholders to be held on June 24, 2025
This Proxy Statement is furnished to you in connection with the solicitation of proxies by Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the Fund), to be used at the 15th Annual Meeting of Stockholders (the Meeting) which is to be held at the Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, on June 24, 2025, at 9:30 a.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about May 8, 2025.
If you properly authorize your proxy through the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the four Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Fund (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Fund prior to the Meeting, you may revoke that proxy or change it by written notice to the Fund (Attention: Secretary) by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or through the Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or through the Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Simply attending the Meeting without further action will not automatically revoke your prior proxy.
The close of business on April 29, 2025 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Fund had outstanding 17,268,774 shares of common stock, par value $0.01 per share (the Common Stock), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the vote.
The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.
Columbia Management Investment Advisers, LLC (Columbia Management or the Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund. Columbia Management is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services to the Fund. Columbia Management is located at 290 Congress Street, Boston, Massachusetts 02210, and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-866-666-1532.

Equiniti Trust Company, LLC (Equiniti) is the Fund’s transfer agent. Equiniti is located at 48 Wall Street, Floor 23, New York, New York 10005. If you have elected to receive one Proxy Statement for all accounts maintained by members of your household and such accounts are held directly with Equiniti, Equiniti will deliver promptly upon written or oral request to Equiniti at the address provided in the preceding sentence or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household and your accounts are held directly with Equiniti, please contact Equiniti. If you maintain your Fund account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.
Proposal 1
Election of Directors
The Fund’s Stockholders elect members of the Fund’s Board of Directors (the Board) that oversee the Fund’s operations. The Board is presently comprised of eleven Directors. Under the current Board policy, Directors not affiliated with the Manager generally serve through the end of the calendar year in which they reach the retirement age established by the Board. The Board is divided into three classes, one of which currently consists of three Directors and two of which currently consist of four Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires each year.
At the Meeting, four Directors are proposed to be elected. Mses. Janet Langford Carrig and Sandra L. Yeager and Messrs. Daniel J. Beckman and Douglas A. Hacker, each of whose current term will expire at this Meeting, have each been unanimously recommended by the Board Governance Committee of the Board and by the Board for election to their class until the expiration of their terms (2028), and when their successors are elected and qualify.
If you return your signed Proxy Card without instructions, it is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Carrig and Yeager and Messrs. Beckman and Hacker. Ms. Yeager and Messrs. Beckman and Hacker were last elected by Stockholders at the 2022 Annual Meeting, and Ms. Carrig was last elected by Stockholders at the 2023 Annual Meeting. Each nominee has agreed to serve or continue to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, votes will be cast for the person(s) the Board Governance Committee of the Board and the Board recommend.
Background information regarding Mses. Carrig and Yeager and Messrs. Beckman and Hacker, as well as the Directors of the Fund not standing for re-election at the Meeting, follows. The Fund confirms that each incumbent Director named in the Proxy Statement has attended at least 75% of the meetings of the Board and each Committee on which such incumbent Director served that were held during 2024.

Independent Director Nominees
Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for the Fund	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Janet Langford Carrig c/o Columbia Funds Complex, 290 Congress Street Boston, MA 02210 1957	2025-2028 Director since January 2023	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	172	Former Director, EQT Corporation (natural gas producer), July 2019- April 2025; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020- 2022	Board Governance, Contracts, Investment Review
Douglas A. Hacker c/o Columbia Funds Complex, 290 Congress Street Boston, MA 02210 1955	2025-2028 Director since January 2022	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001- December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999- September 2001	172
Director, SpartanNash
Company (food
distributor), since
November 2013 (Chair
of the Board since May
2021); Director,
Aircastle Limited
(aircraft leasing), since
August 2006 (Chair of
Audit Committee);
former Director, Nash
Finch Company (food
distributor), 2005-2013;
former Director,
SeaCube Container
Leasing Ltd. (container
leasing), 2010-2013;
and former Director,
Travelport Worldwide
Limited (travel
information technology),
2014-2019
					Audit, Board Governance, Contracts, Investment Review
Sandra L. Yeager c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1964	2025-2028 Director since June 2020	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023	Audit, Contracts, Investment Review

Interested Director Nominee Affiliated with Investment Manager
Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for the Fund	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Daniel J. Beckman c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1962	2025-2028 Director since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021; President Ameriprise Trust Company, since July 2024	172
Chairman, Ameriprise
Trust Company, since
July 2024 (Director
since October 2016);
Director, Columbia
Management
Investment Distributors,
Inc. since November
2018; former Member
of Board of Governors,
Columbia Wanger Asset
Management, LLC,
January 2022 –
September 2024
					None

Other Directors
The other Directors of the Fund who are not standing for election in 2025 are:
Independent Directors
Name, Address, Year of Birth	Term of Office and Length of Time Served for the Fund	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
George S. Batejan c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2024-2027 Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010- 2016	172
Former Chairman of the
Board, NICSA (National
Investment Company
Services Association)
(Executive Committee,
Nominating Committee
and Governance
Committee), 2014-
2016; former Director,
Intech Investment
Management, 2011-
2016; former Board
Member, Metro Denver
Chamber of Commerce,
2015-2016; former
Advisory Board
Member, University of
Colorado Business
School, 2015-2018;
former Board Member,
Chase Bank
International, 1993-
1994
					Compliance, Contracts, Investment Review
Kathleen Blatz c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2024-2027 Director since October 2009
Attorney, specializing in
arbitration and mediation,
since 2006; Trustee of
Gerald Rauenhorst 1982
Trusts, 2020-2024; Interim
President and Chief
Executive Officer, Blue
Cross and Blue Shield of
Minnesota (health care
insurance), February-July
2018, April-October 2021;
Chief Justice, Minnesota
Supreme Court, 1998-
2006; Associate Justice,
Minnesota Supreme Court,
1996-1998; Fourth Judicial
District Court Judge,
Hennepin County, 1994-
1996; Attorney in private
practice and public service,
1984-1993; State
Representative, Minnesota
House of Representatives,
1979-1993, which included
service on the Tax and
Financial Institutions and
Insurance Committees;
Member and Interim Chair,
Minnesota Sports Facilities
Authority, January-July 2017
			172
Former Trustee, Blue
Cross and Blue Shield
of Minnesota, 2009-
2021 (Chair of the
Business Development
Committee, 2014-
2017; Chair of the
Governance Committee,
2017-2019); former
Member and Chair of
the Board, Minnesota
Sports Facilities
Authority, January 2017-
July 2017; former
Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020);
Director, Richard M.
Schulze Family
Foundation, since 2021
					Compliance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for the Fund	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Pamela G. Carlton c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2024-2027 Director since October 2009; Chair of the Board since January 2023	President, Springboard- Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co- Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172
Trustee, New York
Presbyterian Hospital
Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017
and Audit Committee
Chair, since November
2023); Director,
Evercore Inc. (Audit
Committee, Nominating
and Governance
Committee) (financial
services company),
since 2019; Director,
Apollo Commercial Real
Estate Finance, Inc.
(Chair, Nominating and
Governance
Committee), since
2021; the Governing
Council of the
Independent Directors
Council (IDC), since
2021; Director, Apollo
Asset-Backed Finance
LC Board, since 2024;
Member, Independent
Directors Institute (IDC)
since 2021 and
Member, Investment
Company Institute (ICI)
Board of Governance
since 2024
					Board Governance, Contracts, Investment Review
Patricia M. Flynn c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1950	2023-2026 Director since October 2009	Professor Emeritus of Economics and Management, Bentley University since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172
Former Trustee, MA
Taxpayers Foundation,
1997-2022; former
Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation
Index Advisory
Committee, MA
Technology
Collaborative, 1997-
2020
					Audit, Contracts, Investment Review
Brian J. Gallagher c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2023-2026 Director since January 2020	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977- 2016	172	Trustee, Catholic Schools Foundation, 2004-2024	Audit, Board Governance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for the Fund	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
David M. Moffett c/o Columbia Funds Complex, 290 Congress Street Boston, MA 02210 1952	2024-2027 Director since January 2024	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172
Director, CSX
Corporation
(transportation
suppliers); Director,
PayPal Holdings Inc.
(payment and data
processing services);
former Director, eBay
Inc. (online trading
community), 2007-
2015; and former
Director, CIT Bank, CIT
Group Inc. (commercial
and consumer finance),
2010-2016; former
Senior Adviser to The
Carlyle Group (financial
services), March 2008-
September 2008;
former Governance
Consultant to
Bridgewater Associates
(investment company),
January 2013-
December 2015
					Audit, Contracts, Investment Review
Catherine James Paglia c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1952	2023-2026 Director since October 2009	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987- 1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172
Director, Valmont
Industries, Inc.
(irrigation systems
manufacturer), since
2012; Trustee, Carleton
College (on the
Investment Committee),
since 1987; Trustee,
Carnegie Endowment
for International Peace
(on the Investment
Committee), since
2009
					Board Governance, Compliance, Contracts, Investment Review
Beneficial Ownership of Shares of the Fund and Columbia Funds Complex
As of December 31, 2024 (other than as noted below), each Director (and Nominee) beneficially owned shares of the Fund and other investment companies in the Columbia Funds Complex as follows:
Independent Director/Nominee	Dollar Range of Equity Securities Owned by Director of the Fund	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director of the Columbia Funds Complex
George S. Batejan	$1-$10,000	Over $100,000(a)
Kathleen Blatz	$1-$10,000	Over $100,000
Pamela G. Carlton	$50,001-$100,000	Over $100,000(a)
Janet Langford Carrig	$1-$10,000	Over $100,000(a)

Independent Director/Nominee	Dollar Range of Equity Securities Owned by Director of the Fund	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director of the Columbia Funds Complex
Patricia M. Flynn	$1-$10,000	Over $100,000(a)
Brian J. Gallagher	$1-$10,000	Over $100,000(a)
Douglas A. Hacker	$1-$10,000	Over $100,000
David M. Moffett	$0	Over $100,000(a)
Catherine James Paglia	$1-$10,000	Over $100,000(a)
Sandra L. Yeager	$10,001-$50,000	Over $100,000(a)
(a)
Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Director as specified by the Director.

Interested Director Nominee	Dollar Range of Equity Securities Owned by Director of the Fund	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director of the Columbia Funds Complex
Daniel J. Beckman	$10,001-$50,000	Over $100,000(a)
(a)
This amount includes compensation payable under a Deferred Compensation Plan administered by Ameriprise Financial.
As of December 31, 2024, the Directors and officers of the Fund as a group beneficially owned less than 1% of the Fund’s Common Stock.
Responsibilities of the Board with respect to Management of the Fund
The Board consists of Directors who have varied experience and skills. The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: overseeing the setting of the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Fund-related matters, with the Fund’s Chief Compliance Officer (CCO), counsel to the Independent Directors, and representatives of the Fund’s service providers. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund. In particular, the Board believes that having an Independent Director serve as the chair of the Board and having other Independent Directors serve as chairs of each committee promotes independence from the Manager in overseeing the setting of agendas and conducting of meetings. With respect to Mr. Beckman, the Board has concluded that having a senior officer of the Manager serve as a Director benefits Fund stockholders by facilitating communication between the Independent Directors and the senior management of the Manager, and by assisting efforts to align the interests of the Manager more closely with those of Fund stockholders. The Board has several standing committees, which are an integral part of the Fund’s overall governance and risk oversight structure. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Directors to bring increased focus to matters within the purview of each committee. The roles of each committee are more fully described in the section Committees of the Board below.
The Board initially approved an investment management services agreement and other contracts with the Manager and its affiliates and other service providers. The Board monitors the level and quality of services under such contracts. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, expenses, stockholder services, marketing, and the Manager’s profitability.
The Manager provides the Fund with investment advisory services, and is responsible for day-to-day administration of the Fund and management of the risks that arise from the Fund’s investments and operations. The Board provides oversight of the services provided by the Manager, including risk management services. Various committees of the Board provide oversight of the Manager’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Fund’s activities, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Fund and the Manager and with representatives of various Fund service providers. In addition, the Board oversees processes that are in place addressing compliance with applicable rules, regulations and investment policies and addressing possible conflicts of interest. The Board and certain committees also meet regularly with the Fund’s CCO to receive reports regarding the compliance of the Fund and the Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund. The Board met 5 times during the year ended December 31, 2024.
The Board also oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Manager. Additionally, the Fund has implemented a written liquidity risk management program and related procedures (the Liquidity Program), which is designed to assess and manage the Fund’s liquidity risk.
The Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
Director and Director-Nominee Biographical Information and Qualifications
The following provides an overview of the considerations that led the Board to conclude that each individual nominated and serving as a Director, including the Director-Nominees, should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Directors; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Director and Director-Nominee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Fund, were a significant factor in the determination that, in light of the business and structure of the Fund, the individual should serve as a Director. Following is a summary of each Director’s and Director-Nominee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Director:
George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Mr. Batejan has also served as Chair of the National Investment Company Service Association (NICSA). Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.
Daniel J. Beckman – Mr. Beckman has significant experience in the financial services industry and with investment companies. Mr. Beckman has served as President of the Columbia Funds since 2021, as President and Principal Executive Officer of the Columbia Acorn/Wanger Funds since July 2021, and as an officer of the Columbia Funds and affiliated funds since 2020. He served as Vice President and Head of North America Product for the Manager from April 2015 to December 2023. In this role, he led a team of professionals to drive product strategy, development and management, with the goal of ensuring that the current and future needs of the Manager’s customer base are met across the institutional and intermediary channels. He serves as President of Ameriprise Trust Company, an affiliate of the Manager, since July 2024. He also serves as a director of Columbia Management Investment Distributors, Inc., since November 2018.

Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 companies to investigate issues relating to cyber-security and stock options. She served on the Board of Directors of Blue Cross and Blue Shield of Minnesota from 2009 to 2021 and was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota in February 2018 and again in April 2021. She served as Trustee of Gerald Rauenhorst 1982 Trusts from 2020 to 2024.
Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard - Partners in Cross Cultural Leadership. Ms. Carlton serves on the Board of Directors of publicly traded companies, including Evercore Inc. and Apollo Commercial Real Estate Finance, Inc. She also serves on private company boards, including Apollo Asset-Backed Finance and DR Bank. Ms. Carlton was elected to the Independent Directors Council in 2021 and the Board of Governors of its parent organization, Investment Company Institute, in 2024.
Janet Langford Carrig – Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and Zelle, Hoffman, Voelbel, Mason and Gette. She served as Director of EQT Corporation from July 2019 to April 2025. Ms. Carrig has previously served on the board of directors for other public companies and various industry groups and non-profit organizations.
Patricia M. Flynn – Dr. Flynn is a Professor Emeritus of Economics and Management at Bentley University, where she previously served as Professor of Economics and Management and Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.
Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.
Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former Chief Financial Officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.
David M. Moffett – Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim Chief Executive Officer and the Board of Directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.
Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as Vice President, Principal and Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.
Sandra L. Yeager – Ms. Yeager has over 26 years of experience in the financial services industry. In August of 2008, she founded Hanoverian Capital, LLC, an investment boutique specializing in international equities for institutional clients, where she served as President and Chief Investment Officer through December 2016. Prior to that, Ms. Yeager served as Head of International Equities for DuPont Capital and Head of Global Equity Research for Morgan Stanley Investment Management, where she led a team of thirty people. Ms. Yeager began her investment career at AllianceBernstein as an equity analyst and advanced to become a global portfolio manager for institutional and mutual fund clients.

Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Independent Directors. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. The table above, providing background on each Director, also includes their respective committee assignments. The duties of these committees are described below. Each committee was reconstituted effective January 1, 2024.
Ms. Carlton, as Chair of the Board, acts as a point of contact between the Independent Directors and the Manager between Board meetings in respect of general matters.
Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by Stockholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Fund and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.
To be considered as a candidate for Director, the nomination must include a curriculum vitae and be mailed to Pamela G. Carlton, Chair of the Board, Columbia Funds Complex, 290 Congress Street, Boston, MA 02210. To be timely for consideration by the committee, the nominee submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at a meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Fund’s Stockholders must follow the procedures described in the Fund’s Bylaws, as posted to the website columbiathreadneedleus.com.
The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.
Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director. The committee held 6 meetings during the year ended December 31, 2024.
Compliance Committee. Supports the Fund’s maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Chief Compliance Officer, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s Chief Compliance Officer to meet with Independent Directors on a regular basis to discuss compliance matters. The committee held 4 meetings during the year ended December 31, 2024.
Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Directors, the Fund’s management contract to assist the Directors in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held 5 meetings during the year ended December 31, 2024. The number of Contracts Committee meetings held during the year does not include meetings held by its subcommittee.

Investment Review Committee. Reviews and oversees the management of the Fund’s assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 4 meetings during the year ended December 31, 2024. The number of meetings for the Investment Review Committee does not include meetings held by its subcommittees.
Audit Committee. Oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting. Oversees the quality and integrity of the Fund’s financial statements and independent audits as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Fund’s risks by, among other things, meeting with the Fund’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Fund’s Disclosure Controls and Procedures. This committee acts as a liaison between the independent auditors and the full Board and must prepare an audit committee report. The committee operates pursuant to a written charter, a copy of which is available at columbiathreadneedleus.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 18, 2025, is attached to this Proxy Statement as Appendix 1. The committee held 6 meetings during the fiscal year ended December 31, 2024.
Procedures for Communications to the Board of Directors
The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder should send written communications to Columbia Funds Complex, 290 Congress Street, Boston, MA 02210, addressed to the Board of Directors or, as the case may be, an individual Director.
Executive Officers of the Fund
The Board has elected officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the officers of the Fund as of the date of this proxy, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009); Senior Vice President (2019); and Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2024)
Senior Vice President and North America Head of Operations &
Investor Services and Member of Board of Governors, Columbia
Management Investment Advisers, LLC, since June 2023 and
January 2024, respectively (previously Senior Vice President and
Head of Global Operations & Investor Services, March 2022 - June
2023, Vice President, Head of North America Operations, and Co-
Head of Global Operations, June 2019 - February 2022 and Vice
President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Director, Ameriprise Trust Company, since June 2023; Director,
Columbia Management Investment Services Corp., since
September 2024; Member of Board of Governors, Columbia
Wanger Asset Management, LLC, since October 2024.

Charles H. Chiesa 290 Congress Street Boston, MA 02210 1978	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2024) and Principal Financial Officer (2024)
Vice President, Head of Accounting and Tax of Global Operations &
Investor Services, Columbia Management Investment Advisers,
LLC, since May 2024; Senior Manager, KPMG, October 2022 –
May 2024; Director - Business Analyst, Columbia Management
Investment Advisers, LLC, December 2013 - October 2022.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Assistant Treasurer (2021)	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer,
Global Asset Management, Ameriprise Financial, Inc., since
September 2012; Chairman of the Board and President, Columbia
Management Investment Advisers, LLC, since July 2004 and
February 2012, respectively; President, Chief Executive Officer and Chairman of the Board, Columbia Management Investment
Distributors, Inc., since January 2024, February 2012 and
November 2008, respectively; Chairman of the Board and Director,
TAM UK International Holdings Limited, since July 2021; President and Chairman of the Board, Columbia Wanger Asset Management,
LLC, since October 2024; formerly Chairman of the Board and
Director, Threadneedle Asset Management Holdings, Sàrl, March
2013 – December 2022 and December 2008 – December 2022,
respectively; senior executive of various entities affiliated with
Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds
Complex, July 1, 2020 - November 22, 2021; Senior Vice
President and Assistant General Counsel, Ameriprise Financial,
Inc., since September 2021 (previously Vice President and Lead
Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds,
2015 - 2021; officer of Columbia Funds and affiliated funds since
2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise
Financial, Inc., since May 2010; Chief Compliance Officer,
Columbia Acorn/Wanger Funds since December 2015; formerly,
Chief Compliance Officer, Ameriprise Certificate Company,
September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since
August 2018 (previously Vice President and Group Counsel,
August 2011 – August 2018); Chief Legal Officer, Columbia Funds,
since 2017; officer of Columbia Funds and affiliated funds since
2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since
May 2010; Vice President, Chief Legal Officer and Assistant
Secretary, Columbia Management Investment Advisers, LLC, since
October 2021 (previously Vice President and Assistant Secretary,
May 2010 – September 2021).

Veronica A. Seaman 290 Congress Street Boston, MA 02210 1962	Vice President (2025)	Vice President, Global Operations and Investor Services, since 2010; Director (since 2018), and President (since 2024), Columbia Management Investment Services Corp.
Remuneration of Directors and Officers
Total Directors’ fees paid by the Fund to the independent Directors for the year ended December 31, 2024 were as follows:
Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
10	Director and Member of Committees	$ 36,193
The following table shows the total compensation (attendance, retainer, committee and/or sub-committee fees) paid to independent Directors for their services from all the funds in the Columbia Funds Complex overseen by the Directors, as well as from the Fund, for the year ended December 31, 2024.

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Fund and the Columbia Funds Complex(a)(b)
George S. Batejan	$3,619(c)	0	$438,000
Kathleen Blatz	3,619	0	433,000
Pamela G. Carlton	3,619(c)	0	560,000
Janet Langford Carrig	3,619(c)	0	439,000
Patricia M. Flynn	3,619	0	423,000
Brian J. Gallagher	3,619	0	441,000
Douglas A. Hacker	3,619	0	426,000
David M. Moffett	3,619	0	417,000
Catherine James Paglia	3,619	0	426,000
Sandra L. Yeager	3,619(c)	0	448,000
(a)
For the year ended December 31, 2024, there were 163 portfolios in the Columbia Funds Complex, including the Fund, overseen by the Directors.
(b)
Includes any portion of cash compensation the Directors elected to defer during the period. Additional information regarding the Deferred Compensation Plan is described below.
(c)
Mr. Batejan, Ms. Carlton, Ms. Carrig, and Ms. Yeager elected to defer a portion of the total compensation from the Fund payable during the period in the amount of $181, $362, $3,619, and $1,810, respectively. The compensation figures reported in the table above include these deferred amounts. Additional information regarding the Deferred Compensation Plan is described below.
No compensation is paid by the Fund or other funds in the Columbia Funds Complex to Directors or officers of the Fund or other funds in the Columbia Funds Complex, as applicable, who are employees or officers of the Manager or its affiliates other than the Fund’s CCO, a portion of whose compensation is paid for by the funds in the Columbia Funds Complex, including the Fund.
The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to generally set their compensation from the Columbia Funds Complex at a level that approximates or is lower than the median or average level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairperson, the independent Board members take into account, among other things, the Chairperson’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s CCO, counsel to the independent Board members, and the Fund’s service providers), which result in a significantly greater time commitment required of the Chairperson. The Chairperson’s compensation, therefore, has generally been set at a higher level than the other independent Board members.
The independent Board members, other than the Board Chairperson, are paid an annual fee of $10,000 from the Fund and one other closed-end fund (collectively, the Closed-End Funds) based, in part, on the relative assets of the Closed-End Funds. Effective January 1, 2025, the independent Directors also receive the following compensation from funds in the Columbia Funds Complex other than the Closed-End Funds: independent Directors (other than the Board Chairperson) each receive an annual retainer of $275,000, committee Chairs each receive an additional annual retainer of $25,000, and sub-committee chairs each receive an additional annual retainer of $15,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $6,000 per day for in-person Board meetings and $3,000 per day for in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are also compensated $3,000 per meeting for special virtual meetings. The Board’s Chairperson will receive total annual cash compensation of $575,000, in addition to $10,000 from the Closed-End Funds and $3,000 per meeting for special virtual meetings.
The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more eligible funds in the Columbia Funds Complex, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Fund’s assets and liabilities.
The Fund’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.
Your Board of Directors Unanimously Recommends that the Stockholders Vote
FOR
the Election of Each of the Nominees to Serve as Director of the Fund.
Proposal 2
Ratification of Selection of Independent Registered Public Accounting Firm
At the meeting of the Audit Committee of the Board of Directors held on November 5, 2024, the Audit Committee recommended and, at a Board meeting held December 11, 2024, the Board of Directors, including a majority of those members who are not “interested persons” of the Fund (as defined in the 1940 Act), approved PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to serve as auditors of the Fund for 2025. PwC began service as the Fund’s independent registered public accounting firm effective in the third quarter of 2012.
Neither the Fund’s Charter nor its Bylaws require that Stockholders ratify the selection of PwC as the Fund’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PwC, but may determine to nonetheless continue to retain PwC. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Fund. If no other instructions are provided, it is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of PwC. A representative of PwC will attend the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.
PwC has audited the 2024 annual financial statements of the Fund and provided tax and other non-audit services to the Fund. PwC has also rendered audit and non-audit services to the Manager and other entities controlling, controlled by, or under common control with the Manager (together, the Affiliated Service Providers).
In making its recommendation, the Audit Committee considered whether the provision by PwC to the Fund of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.
Principal Accountant Fees and Services
Unless otherwise indicated, aggregate fees billed to the Fund for professional services provided to the Fund for 2024 and 2023 by PwC were as follows:
	2024	2023
AUDIT FEES*	$52,000	$50,500
AUDIT-RELATED FEES*	—	—
TAX FEES*	$13,800	$12,900
ALL OTHER FEES*	—	—
*
100% of the services performed during 2024 and 2023 were pre-approved by the Audit Committee.
Audit fees include amounts related to the audit of the Fund’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are for audit-related services related to the Fund’s semi-annual financial statements. Tax fees include amounts related to tax compliance services rendered for the Fund.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by PwC. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Fund if such services are directly related to the operations and financial reporting of the Fund. Amounts pre-approved for such services were $590,000 in 2023 and $590,000 in 2024 for audit-related services that primarily consist of internal controls reviews. The Audit Committee pre-approves permitted services at each regularly scheduled meeting, as needed. In instances where a permitted service requires pre-approval prior to a regularly scheduled meeting, pre-approval authority is delegated to Ms. Yeager (the Committee Chair). Any such pre-approval decision is reported to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.
The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PwC as independent registered public accounting firm for the Fund.
Your Board of Directors Unanimously Recommends that the Stockholders Vote
FOR
the Ratification of the Selection of PricewaterhouseCoopers LLP as
Independent Registered Public Accounting Firm for the Fund
Other Matters
The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.
Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the proxy solicitation material for the next Annual Meeting must be received by the Fund no later than January 5, 2026. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Fund no earlier than December 6, 2025 and no later than 5:00 P.M., Eastern time, January 5, 2026, to be eligible for presentation at the 2026 Annual Meeting. The Fund’s Bylaws require that certain information must be provided by the Stockholder to the Fund when notice of a nominee or proposal is submitted to the Fund.
Expenses
The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally or via telephone or the internet by Directors, officers and employees of the Fund, the Manager, and Columbia Management Investment Distributors, Inc. The Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Fund has engaged Georgeson LLC, 51 West 52nd Street, 6th Floor, New York, NY 10019, to assist in soliciting proxies for a fee of $6,500, plus expenses.
By order of the Board of Directors,

Ryan C. Larrenaga
Secretary
It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Columbia Seligman Premium Technology Growth Fund, Inc. stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1
COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a written charter that was last amended by the Fund’s Board of Directors (Board) at a March 2024 meeting. The purposes of the Audit Committee are: 1) (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee or assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) to oversee or assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Fund’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to furnish this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.
The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”
Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommends the inclusion of the audited financial statements of the Fund in the Fund’s annual report to Stockholders for the most recent fiscal year.
SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Sandra L. Yeager
Brian J. Gallagher
Patricia M. Flynn
Douglas A. Hacker
David M. Moffett
As approved on February 18, 2025

Columbia Seligman Premium Technology Growth Fund, Inc.
Managed by
COLUMBIA MANAGEMENT
INVESTMENT ADVISERS, LLC,
A WHOLLY OWNED SUBSIDIARY OF
AMERIPRISE FINANCIAL, INC.
PXY221_12_009_(05/25)

[GRAPHIC APPEARS HERE]  PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] Please detach at perforation before mailing. [GRAPHIC APPEARS HERE] COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2025 The undersigned stockholder of Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Stacy Anderson, Daniel J. Beckman, Matthew Bolinsky, Pamela G. Carlton, Joseph D’Alessandro, Amy Hackbarth, Ryan C. Larrenaga and Christopher O. Petersen (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund, and any adjournments or postponements thereof (the “Meeting”), to be held at 9:30 a.m., local time, on June 24, 2025, at the Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Fund (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE] STK_34548_040425 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE. [GRAPHIC APPEARS HERE]xxxxxxxxxxxxxx    code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 24, 2025. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/col-34548 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES (PROPOSAL 1) AND “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUND (PROPOSAL 2), EACH AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. [GRAPHIC APPEARS HERE]TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X [GRAPHIC APPEARS HERE] Proposals FOR WITHHOLD FOR ALL 1. To elect four Directors: ALL ALL EXCEPT 01. Daniel J. Beckman 02. Janet L. Carrig 03. Douglas A. Hacker £ £ £ 04. Sandra L. Yeager INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. FOR AGAINST ABSTAIN 2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm. £ £ £ 3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of th e Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder. [GRAPHIC APPEARS HERE]Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box [GRAPHIC APPEARS HERE]Scanner bar code [GRAPHIC APPEARS HERE] xxxxxxxxxxxxxx    STK 34548    xxxxxxxx